UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5075

Thrivent Real Estate Securities Fund (Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota 55415 (Address of principal executive offices) (Zip code)

David S. Royal, Counsel 625 Fourth Avenue South Minneapolis, Minnesota 55415 (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-4249 Date of fiscal year end: December 31 Date of reporting period: June 30, 2006

Item 1. Report to Stockholders

Thrivent Real Estate Securities Fund
Semiannual Report

June 30, 2006

24042SAR N8-06

Table of Contents

President’s Letter	1
Economic and Market Overview	2
Portfolio Perspective	4
Shareholder Expense Example	6
Schedule of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Notes to Financial Statements	12
Financial Highlights	18
Additional Information	20

We are pleased to provide you with the semiannual report for the six months ended June 30, 2006, for the Thrivent Real Estate Securities Fund. In this report, you will find detailed information about the Fund, including performance highlights, overall market conditions and management strategies during the six-month period. In addition, Thrivent Financial’s chief investment officer, Russ Swansen, reviews the larger economic environment in his Economic and Market Overview.

The first six months of 2006 were truly a tale of two markets. The opening months featured an environment where more aggressive asset classes such as small company stocks and international investments performed well. In May this trend quickly reversed with investor concerns over slowing global economic growth, higher interest rates and continued unrest in the Middle East. As a result, large company stocks and bonds held up better than more aggressive asset classes. This quick market shift illustrates the value of diversifying a portfolio and avoiding the temptation to buy what’s hot and sell what’s not. Good advice, a well thought out long-term plan and a disciplined approach can make all the difference. Be sure to contact your Thrivent Financial representative if you have any questions or concerns with your portfolio.

Supporting Your Most Important Financial Goal: Retirement

Whether saving for retirement or structuring accumulated assets for income generation in retirement, proper guidance for this important goal is critical. At Thrivent Financial, we seek to help our shareholders gain the financial confidence and security you need to live the life you want in retirement. Our century long experience in risk management positions us well to help protect your family and financial nest egg. That same experience also enables us to offer tax-deferred annuities that can help you save and protect your retirement assets, as well as income annuities that have the power to convert your savings into a stream of income payments for your life as well as your spouse’s. Relevant, honest guidance with the products and services that can deliver the retirement you’ve worked so hard for — that’s our goal.

A Strategy that Fits Your Retirement Needs

We have the investment solutions and a money management philosophy uniquely tailored to supporting our shareholders. Critical among these solutions is our strong belief in asset allocation and overall portfolio balance. Studies have shown that strategic asset allocation (the mix of investments in an overall portfolio) can be the major determinant of how well your portfolio will fare over the long term. Furthermore, success in investing or making retirement assets last longer is often dependent on achieving growth by investing in stocks. While diversification alone does not guarantee against a loss, a sound asset allocation strategy can reduce the risk of investing in more volatile stocks by diversifying among different types of stocks (large and small, international and domestic, value style and growth style, etc.) as well as bonds and real estate securities.

Consider the following:

* Thrivent Financial associates are equipped with leading edge tools and advice to build and support ongoing asset allocation strategies.

* Our funds are each strictly managed to its individual investment objective to best support asset allocation.

* Finally, our new packaged asset allocation funds are customized to your specific risk tolerance levels to provide a simple and smart method of investing.

Introducing Thrivent Diversified Income Plus

Thrivent is proud to now offer a new dividend-oriented Fund to our valued shareholders. The Thrivent Diversified Income Plus Fund is designed to provide high current income with a secondary objective of capital growth through an asset allocation mix of high-yield bonds, real estate equities, dividend producing stocks and investment grade fixed-income investments.

With life spans growing ever longer and the specter of infla-tion taking a bite out of fixed-income funds, the Thrivent Diversified Income Plus Fund can provide valuable equity exposure and potential growth your portfolio needs in retirement without the level of volatility that comes with many stock funds. Generating total return primarily from reinvesting dividends can provide a smoother growth track for your investment than sole reliance on more volatile security price gains. Contact your Thrivent Financial representative for more information.

Our Commitment to You

We remain committed to providing our shareholders with the guidance and solutions they need to prepare for retirement and achieve their goals. Thank you for continuing to turn to us for your financial solutions. We very much value you and your business.

Sincerely,

Pamela J. Moret
President and Trustee
Thrivent Mutual Funds

Economic and Market Review

Stocks produced generally positive returns during the six-month period ended June 30, 2006, despite rising global interest rates, an upturn in inflation and a cooling of the housing market. Stocks advanced strongly in the first four months of the period but pulled back later as signs of a potential economic slowdown appeared. Bonds, encountering four more Federal Reserve (Fed) interest rate hikes during the period, generally posted lackluster returns.

U.S. Economy

The nation’s gross domestic product grew at a 5.6% annual rate during the first quarter of 2006, rebounding sharply from 2005’s fourth quarter’s 1.7% pace, which was affected by fallout from last year’s Gulf Coast hurricanes. Economic growth slowed to a 2.5% annual rate in the second quarter. One of the biggest indicators of a cooling economy was a gradually slowing housing market, which could affect consumer spending in the months to come.

Volatile commodity prices remained a major concern throughout the period, with worries that high energy prices would erode the spending power of consumers and businesses. While energy prices have not yet appeared to have a signifi-cant effect on economic growth, they did affect which sectors of the stock market prospered and which sectors lagged.

Counterbalancing the effects of higher energy prices on consumer spending was an improving labor market, as the nation’s unemployment rate declined to 4.6% during the period. The rate is approaching a level considered to be “full employment” by many economists.

Inflation & Monetary Policy

Inflation accelerated during the period. The Consumer Price Index (CPI) rose at a 4.7% annual rate during the first six months of 2006, compared to a 3.4% rate for all of 2005. The index for energy, which rose 17.1% in 2005, advanced at a 22.8% annual rate in the first half of 2006 and accounted for over two-fifths of the advance in the overall CPI during the period. Petroleum-based energy costs increased at a 48.7% annual rate during the same period. Excluding the volatile prices of food and energy, the core CPI advanced at a 3.2% annual rate during the first six months of 2006, following a 2.2% rise in all of 2005.

With continued inflation concerns, the Federal Reserve Open Market Committee (FOMC) raised its target for the federal funds rate by a quarter-percent at all four of its meetings during the period, with the fourth hike on June 29 bringing the rate to 5.25% .

The June increase was the FOMC’s seventeenth consecutive hike since it began its tightening program two years earlier. Fed policymakers said in their June statement that the decision to raise rates again at their next meeting in August would depend on “the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Equity Performance

Domestic and foreign stocks surged during the first four months of 2006, as investors cheered strong economic and corporate profit growth. But a broad pullback occurred in the second quarter in response to concerns about rising core inflation, higher global interest rates, expensive energy, a cooling housing market and, consequently, a slowdown in the economy and corporate profits.

Small-company stocks outperformed large-company issues during the period. The Russell 2000 Index of small-company stocks posted an 8.21% total return, while the S&P 500 Index of large-company stocks recorded a 2.71% return. Value stocks outperformed growth stocks for the second six-month period in a row. During the period, the Russell 1000 Value Index returned 6.56%, while the Russell 1000 Growth Index posted a decline of 0.93% .

Sectors that performed best during the period included energy, telecommunications services, industrials and materials, while information technology, health care, financials, and consumer discretionary did worst. Real estate investment trusts (REITs), which are not the same as the residential housing market, performed well during the period, with the NAREIT Equity Index posting a 12.92% total return.

Foreign stocks generally continued to outperform domestic issues. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a 8.94% total return in dollar terms and somewhat less in local currencies, the difference reflecting a weakening of the dollar over the period.

Fixed Income Performance

With continued interest rate increases by the Federal Reserve, most bond sectors posted only modest total returns during the period.

Yields generally rose and prices generally fell, with the yield curve (the differences among the yields of different maturities of similar credit quality) remaining relatively flat or even inverted in some cases. The six-month Treasury yield rose from 4.40% to 5.24% during the period, and the 10-year Treasury yield increased from 4.37% to 5.15%, a level below that of the six-month Treasury.

In addition to the Federal Reserve’s tightening and concern about inflation, interest rate hikes by the European Central Bank and expectations of a rate increase in Japan increased competitive yields versus the dollar, which also pushed U.S. bond prices lower.

The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market registered a decline of 0.72% for the six months ended June 30, 2006. Shorter-term bonds fared better in this environment, with the Lehman Brothers Government/Corporate 1-3 Year Bond Index posting a total return of 1.11% during the period.

Below-investment-grade corporate bonds were stronger U.S. market performers during the six-month period. The Lehman U.S. Corporate High Yield Bond Index registered a 3.14% total return.

Outlook

We believe the U.S. economy will grow at a pace about 2.5% to 3.0% for the remainder of 2006. Several potential factors pressure the growth outlook, however, including further spikes in energy prices, more rate hikes by the Federal Reserve or a more dramatic slowdown in the housing market.

We think oil prices have likely peaked in the near term and will stabilize or even decline somewhat during the next year. Inflation overall will likely moderate, with prices rising between 2.5% and 3.0% . This will encourage the Federal Reserve to cease its measured interest rate hikes in the next few months.

Our outlook for U.S. stocks is moderately positive. Equity valuations are at fair levels, versus earnings and interest rates, but the risk premium is increasing. We expect that price volatility will continue as investors sort through positive and negative economic news. Bond returns should improve in the second half of 2006, as the Federal Reserve completes its tightening campaign. Investors will remain sensitive to signs of rising inflation or a slowing economy.

As always, your best strategy is to work with your Thrivent Investment Management registered representative to create an investment plan based on your goals, diversify your portfolio, and remain focused on the long term.

How did the Fund perform during the six-month period ended June 30, 2006?

Thrivent Real Estate Securities Fund delivered a net return of 13.45% . The median return of its peer group, the Lipper Real Estate Category, returned 13.38% . The NAREIT Equity REIT Index posted a 12.92% return for the same time period.

What market conditions were present during the period?

During the semiannual reporting period, financial policy-makers around the world raised short-term interest rates in an effort to reign in inflation levels and expectations. Equity markets advanced strongly in the first four months, with unusually high returns in the more risky and economically sensitive sectors. During the last two months of the period, the markets corrected some of the speculative furor that had taken hold in these segments. In the end, stocks produced generally positive returns over the six-month period, with relatively strong results in small-cap and international companies. The REIT segment performed well in the period, as long term interest rates remained relatively stable, rents appear to be improving and merger activity within the group has increased.

What factors affected the Fund’s performance?

Based on our anticipation of favorable trends in occupancy and rental rates, the Fund’s largest allocations during the period were to multifamily apartments and office properties, the two best-performing sectors of the equity REIT market. In addition, we specifically targeted office REITs operating in high barrier-to-entry markets, specifically New York City, Washington D.C, and southern California, where vacancy rates are low and demand is exceptionally strong. This strategy significantly added to performance; the apartment REIT stocks in our Fund returned roughly 21.5%, while our office-related stocks generated an approximate 21% return over the period. Two stocks that contributed meaningfully to Fund performance during the period were AvalonBay Communities, a luxury apartment development and management company, which produced a 25% return, and SL Green, a New York City-focused office REIT, which posted a 45% return.

Despite the Fund’s competitive return this period, shopping mall REIT exposure detracted from performance of the Fund and the benchmark with a return of just 4% over the last six months. The weakening housing market, along with rising energy costs, caused investors to shift exposure away from shopping malls in anticipation of a slowdown in consumer spending. However, we expect strong earnings growth in

Top 10 Holdings
(% of Portfolio)

Simon Property Group, Inc.	5.7%
ProLogis Trust	3.9%
Vornado Realty Trust	3.4%
Avalonbay Communities, Inc.	3.2%
Equity Residential REIT	3.1%
Host Marriott Corporation	3.1%
Boston Properties, Inc.	3.1%
Archstone-Smith Trust	3.1%
General Growth Properties, Inc.	2.8%
Starwood Hotels & Resorts Worldwide, Inc.	2.6%

These common stocks represent 34.0% of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

the mall sector to continue as a result of high occupancy rates and rising rental rates, due to strong tenant demand.

What is your outlook?

We anticipate continued improvement in the occupancy levels and rental rates for most property types, including office, industrial, retail, apartment and lodging properties. However, we expect the apartment and lodging sectors to provide the most significant 2006 earnings growth as a result of their short-term lease durations. With apartment lease terms typically one-year or less, landlords are able to raise rents monthly for any leases that either expire or are renewed. Likewise, lodging owners are able to adjust their room rates daily based on supply/demand factors. We expect the apartment market to remain strong this year, which we believe will translate into strong earnings growth. The lodging sector has also enjoyed steady improvement in occupancy and room rates over the last few years, with modest new supply expected. Urban and resort hotels have been particularly strong as a result of increasing business travel, and we believe these trends will continue, unless the U.S. economy begins to weaken significantly.

	Portfolio Facts
	As of June 30, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	TREFX	TREIX
Transfer Agent ID	69	469
Net Assets	$15,544,780	$30,208,935
NAV	$11.66	$11.67
NAV — High†	3/17/2006 — $12.05	3/17/2006 — $12.07
NAV — Low†	1/3/2006 — $10.62	1/3/2006 — $10.62
Number of Holdings: 90	† For the period ended June 30, 2006

Average Annual Total Returns[2]
As of June 30, 2006

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	20.14%	20.14%
with sales charge	13.56%	13.56%

		From
		Inception
Class I1	1-Year	6/30/2005

Net Asset Value	20.79%	20.79%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. The Fund primarily invests in real estate-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in fees paid by shareholders in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and NAREIT Equity REIT Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expanses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 is charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. A small account fee of $12 is charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	1/1/2006	6/30/2006	1/1/2006 — 6/30/2006	Ratio
——————————————————————————————————————————————————————————————————————————————
Thrivent Real Estate Securities Fund
Actual
Class A	$1,000	$1,135	$3.86	0.73%
Institutional Class	$1,000	$1,138	$0.80	0.15%
Hypothetical **
Class A	$1,000	$1,021	$3.66	0.73%
Institutional Class	$1,000	$1,024	$0.75	0.15%

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**Assuming 5% total return before expenses

	Real Estate Securities Fund
	Schedule of Investments as of June 30, 2006 (unaudited)(a)

Shares	Common Stock (96.8%)	Value	Shares	Common Stock (96.8%)	Value

Consumer Discretionary (4.3%)
20,500	Hilton Hotels Corporation	$579,740	5,200	Forest City Enterprises(c)	$259,532
1	InterContinental Hotels Group plc(b)	9	33,400	General Growth Properties, Inc.	1,505,004
23,000	Starwood Hotels & Resorts		2,000	Glimcher Realty Trust	49,620
	Worldwide, Inc.	1,387,820	5,500	Health Care Property

	Total Consumer			Investors, Inc.(c)	147,070
	Discretionary	1,967,569	4,000	Healthcare Realty Trust, Inc.	127,400

			3,500	Heritage Property Investment Trust	122,220
Financials (92.5%)			6,000	Highwoods Properties, Inc.	217,080
5,200	Acadia Realty Trust	122,980	5,500	Home Properties, Inc.(c)	305,305
7,000	Alexandria Real Estate		3,700	Hospitality Properties Trust	162,504
	Equities, Inc.(c)	620,760	75,983	Host Marriott Corporation	1,661,748
15,100	AMB Property Corporation	763,305	8,900	HRPT Properties Trust(c)	102,884
9,700	Apartment Investment &		6,000	Innkeepers USA Trust	103,680
	Management Company	421,465	5,300	iStar Financial, Inc.(c)	200,075
32,300	Archstone-Smith Trust	1,643,101	6,000	Kilroy Realty Corporation	433,500
15,300	Avalonbay Communities, Inc.	1,692,486	27,000	Kimco Realty Corporation	985,230
9,700	BioMed Realty Trust, Inc.	290,418	7,000	LaSalle Hotel Properties	324,100
18,200	Boston Properties, Inc.	1,645,280	9,800	Liberty Property Trust(c)	433,160
16,981	Brandywine Realty Trust(c)	546,279	12,900	Macerich Company	905,580
6,700	BRE Properties, Inc.	368,500	9,300	Mack-Cali Realty Corporation(c)	427,056
21,700	Brookfield Properties Corporation	698,089	9,000	Maguire Properties, Inc.(c)	316,530
10,400	Camden Property Trust	764,920	3,000	Medical Properties Trust, Inc.	33,120
6,500	CarrAmerica Realty Corporation	289,575	3,200	Mid-America Apartment
5,500	CBL & Associates Properties, Inc.(c)	214,115		Communities, Inc.	178,400
3,200	Cedar Shopping Centers, Inc.(c)	47,104	7,400	Nationwide Health Properties, Inc.(c)	166,574
3,500	Colonial Properties Trust	172,900	6,900	New Plan Excel Realty Trust, Inc.(c)	170,361
10,500	Corporate Office Properties Trust	441,840	3,900	Newcastle Investment Corporation(c)	98,748
4,600	Cousins Properties, Inc.(c)	142,278	2,500	Omega Healthcare Investors, Inc.	33,050
18,000	Developers Diversified		6,900	Pan Pacific Retail Properties, Inc.	478,653
	Realty Corporation(c)	939,240	2,000	Pennsylvania Real Estate
4,000	DiamondRock Hospitality Company	59,240		Investment Trust	80,740
1,500	Digital Realty Trust, Inc.	37,035	6,700	Post Properties, Inc.	303,778
10,000	Duke Realty Corporation	351,500	40,408	ProLogis Trust	2,106,065
3,800	EastGroup Properties, Inc.	177,384	2,800	PS Business Parks, Inc.	165,200
2,900	Entertainment Properties Trust(c)	124,845	14,900	Public Storage, Inc.(c)	1,130,910
6,000	Equity Inns, Inc.(c)	99,360	13,500	Reckson Associates
3,400	Equity Lifestyle Properties, Inc.	149,022		Realty Corporation	558,630
27,500	Equity Office Properties Trust	1,004,025	13,500	Regency Centers Corporation	839,025
5,500	Equity One, Inc.(c)	114,950	6,900	Senior Housing Property Trust	123,579
37,300	Equity Residential REIT	1,668,429	3,400	Shurgard Storage Centers, Inc.	212,500
5,600	Essex Property Trust, Inc.(c)	625,296	37,000	Simon Property Group, Inc.	3,068,780
13,500	Extra Space Storage, Inc.	219,240	12,000	SL Green Realty Corporation(c)	1,313,640
8,000	Federal Realty Investment Trust	560,000	2,500	Sovran Self Storage, Inc.	126,975
5,000	FelCor Lodging Trust, Inc.	108,700	10,800	Spirit Finance Corporation(c)	121,608
6,000	First Potomac Realty Trust(c)	178,740	9,000	Strategic Hotel Capital, Inc.(c)	186,660

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Fund
Schedule of Investments as of June 30, 2006 (unaudited)(a)

Shares	Common Stock (96.8%)	Value	Shares Common Stock (96.8%)		Value

Financials — continued			18,800	Vornado Realty Trust	$1,833,940
8,400	Sunstone Hotel Investors, Inc.(c)	$244,104	5,000	Weingarten Realty Investors(c)	191,400
3,800	Tanger Factory Outlet		1,500	Windrose Medical Properties Trust	21,900

	Centers, Inc.(c)	123,006	Total Financials		42,304,010

7,700	Taubman Centers, Inc.	314,930

21,900	Trizec Properties, Inc.(c)	627,216	Total Common Stock
22,900	United Dominion Realty Trust,Inc.(c)	641,429	(cost $39,886,311)		44,271,579

7,500	U-Store-It Trust	141,450
17,000	Ventas, Inc.(c)	575,960

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (17.5%)		Rate(d)	Date	Value

8,002,082	Thrivent Financial Securities Lending Trust		5.230%	N/A	$8,002,082

	Total Collateral Held for Securities Loaned
	(cost $8,002,082)				8,002,082

			Interest	Maturity
Shares	Short-Term Investments (3.1%)		Rate(d)	Date	Value

1,420,654	Thrivent Money Market Fund		4.920%	N/A	$1,420,654

	Total Short-Term Investments (at amortized cost)				1,420,654

	Total Investments (cost $49,309,047) 117.4%				$53,694,315

	Other Assets and Liabilities, Net (17.4%)				(7,940,600)

	Total Net Assets 100.0%				$45,753,715

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(H) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$4,408,802
Gross unrealized depreciation	(23,534)

Net unrealized appreciation (depreciation)	$4,385,268
Cost for federal income tax purposes	$49,309,047

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities

Real Estate
As of June 30, 2006 (unaudited)	Securities Fund

Assets
Investments at cost	$49,309,047
Investments in securities at market value	44,271,579
Investments in affiliates at market value	9,422,736

Investments at Market Value	53,694,315

Dividends and interest receivable	152,222
Prepaid expenses	787
Receivable for investments sold	378,377
Receivable for fund shares sold	118,002
Receivable from affiliate	3,160

Total Assets	54,346,863

Liabilities
Distributions payable	1,569
Accrued expenses	19,172
Payable for investments purchased	567,277
Payable upon return of collateral for securities loaned	8,002,082
Payable for fund shares redeemed	3,048

Total Liabilities	8,593,148

Net Assets
Capital stock (beneficial interest)	41,608,031
Accumulated undistributed net investment income/(loss)	(105,190)
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	(134,394)
Net unrealized appreciation/(depreciation) on:
Investments	4,385,268

Total Net Assets	$45,753,715

Class A Share Capital	$15,544,780
Shares of beneficial interest outstanding (Class A)	1,332,756
Net asset value per share	$11.66
Maximum public offering price	$12.34
Class I Share Capital	$30,208,935
Shares of beneficial interest outstanding (Class I)	2,587,857
Net asset value per share	$11.67

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations

Real Estate
For the six months ended June 30, 2006 (unaudited)	Securities Fund

Investment Income
Dividends	$558,689
Taxable interest	19,225
Income from securities loaned	2,687
Income from affiliated investments	21,203
Foreign dividend tax withholding	(1,068)

Total Investment Income	600,736

Expenses
Adviser fees	141,603
Accounting and pricing fees	8,789
Administrative service fees	3,540
Amortization of offering costs	15,288
Audit and legal fees	10,441
Custody fees	6,219
Distribution expenses Class A	16,025
Insurance expenses	1,922
Printing and postage expenses Class A	10,079
Printing and postage expenses Class I	2,429
SEC and state registration expenses	27,088
Transfer agent fees Class A	12,766
Transfer agent fees Class I	98
Trustees’ fees	1,358
Other expenses	3,282

Total Expenses Before Reimbursement	260,927

Less:
Reimbursement from adviser	(197,750)
Custody earnings credit	(41)

Total Net Expenses	63,136

Net Investment Income/(Loss)	537,600

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	(68,001)
Change in net unrealized appreciation/(depreciation) on:
Investments	3,683,688

Net Realized and Unrealized Gains/(Losses) on

Investments and Foreign Currency Transactions	3,615,687

Net Increase/(Decrease) in Net Assets Resulting

From Operations	$4,153,287

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds
Statement of Changes in Net Assets

	Real Estate Securities Fund
	——————————————————————
For the periods ended	6/30/06 (unaudited)	12/31/2005(a)

Operations
Net investment income/(loss)	$537,600	$207,713
Net realized gains/(losses) on:
Investments	(68,001)	34,301
Change in net unrealized appreciation/(depreciation) on:
Investments	3,683,688	701,580

Net Change in Net Assets Resulting

From Operations	4,153,287	943,594

Distributions to Shareholders
From net investment income	(641,392)	(224,399)
From net realized gains	—	(100,694)
From return of capital	—	(28,084)

Total Distributions to Shareholders	(641,392)	(353,177)

Capital Stock Transactions	17,343,681	24,307,722

Net Increase/(Decrease) in Net Assets	20,855,576	24,898,139

Net Assets, Beginning of Period	24,898,139	—

Net Assets, End of Period	$45,753,715	$24,898,139

(a) For the period from June 30, 2005 (inception) to December 31, 2005

The accompanying Notes to Financial Statements are an integral part of this schedule.

NOTES TO FINANCIAL STATEMENTS As of June 30, 2006 (unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is divided into thirty separate series (the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, seventeen equity funds, two hybrid funds, six fixed-income funds, and one money market fund. The Trust commenced operations on July 16, 1987.

Thrivent Real Estate Securities Fund (the “Fund”) commenced operations on June 30, 2005. The other Funds of the Trust are presented under separate semiannual reports.

The Fund offers two classes of shares: Class A and Institutional Class. The two classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% . Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The two classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Short-term securities with maturities of 60 days or less are valued at amortized cost. Mutual Funds are valued at the Net Asset Value at the close of each business day.

All securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Trustees.

(B) Federal Income Taxes — No provision has been made for income taxes because the Funds’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Fund, accordingly, anticipates paying no federal taxes, and therefore, no federal tax provision was recorded. The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(C) Income and Expenses — Estimated expenses are accrued daily. The Fund is charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to the Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(D) Custody Earnings Credit — The Fund has a deposit arrangement with the custodian whereby interest earned

Notes to Financial Statements

As of June 30, 2006 (unaudited)

on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(E) Distributions to Shareholders — Net investment income is distributed to each shareholder as a dividend. Dividends from the Fund are declared and distributed quarterly. It is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination can not be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(F) Options — The Fund may buy put and call options and write covered put and call options. The Fund may use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. The writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. During the six months ended June 30, 2006, the Fund did not participate in this type of investment.

(G) Financial Futures Contracts — The Fund may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Fund may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the six months ended June 30, 2006, the Fund did not participate in this type of investment.

(H) Securities Lending — The Trust has entered into Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street Bank”). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Fund. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. As payment for its services, State Street Bank receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money. The Agreement grants and transfers to State Street Bank a lien upon collateralized assets in the possession of State Street Bank. As of June 30, 2006, $7,936,879 of securities were on loan.

(I) When-Issued and Delayed Delivery Transactions — The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(J) Credit Risk — The Fund may be susceptible to credit risk to the extent an issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(K) Accounting Estimates — The preparation of finan-cial statements in conformity with accounting principles generally accepted in the United States of America require

Notes to Financial Statements

As of June 30, 2006 (unaudited)

management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the finan-cial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(L) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains or losses on sales are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes. In June, 2006 the Financial Accounting Standards Board released an interpretation that clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. This interpretation is effective for the fiscal years beginning after December 15, 2006. The impact of this interpretation on the Fund's financial statements is not known at this time.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — Effective January 1, 2006, the Trust has entered into an Investment Advisory Agreement with Thrivent Asset Management LLC (Thrivent Asset Mgt.), (“the Adviser”). Thrivent Asset Mgt. is a wholly owned subsidiary of Thrivent Life Insurance Company (Thrivent Life). Prior to January 1, 2006, the Trust’s Adviser was Thrivent Investment Management, Inc. (Thrivent Investment Mgt.). There was no change in the investment management fees and Thrivent Asset Mgt. provides the same investment advisory services using the same investment personnel as previously provided by Thrivent Investment Mgt. Under the Advisory Agreement, the Fund pays a fee for investment advisory services. The annual rate of fees under the Investment Advisory Agreement is equal to 0.80% of the average daily net assets of the first $500 million and 0.75% for assets over $500 million.

The Adviser has contractually agreed, through at least February 28, 2007, to reimburse expenses by 0.80% of the average daily net assets of the Fund. Additionally, the Adviser has agreed to voluntarily reimburse expenses by 0.25% of the average daily net assets of the Fund. This voluntary expense reimbursement may be discontinued at any time.

The Fund may invest cash in Thrivent Money Market Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for the Fund or the amount of the advisory fee, which is charged to the Fund for its investment in the Thrivent Money Market Fund.

(B) Distribution Plan — Thrivent Investment Mgt. is also the Trust’s distributor. The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares have a Rule 12b-1 fee of 0.25% of average net assets.

(C) Sales Charges and Other Fees — For the six months ended June 30, 2006, Thrivent Investment Mgt. received aggregate fees for underwriting concessions of $30,175 from the Fund.

The Trust has entered into an accounting services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting personnel and services. For the six months ended June 30, 2006, Thrivent Asset Mgt. received aggregate fees for accounting personnel and services of $7,998 from the Fund.

The Trust has entered into an agreement with Thrivent Asset Mgt. to provide certain administrative personnel and services to the Funds. For the six months ended June 30, 2006, Thrivent Asset Mgt. received aggregate fees for administrative services of $3,540 from the Fund.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (Thrivent Investor Services) to provide the Funds with transfer agent services. For the six months ended June 30, 2006, Thrivent Investor Services received aggregate fees for transfer agent services of $12,868 from the Fund.

Each Trustee is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The deferred fees remain in the Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $730 in fees from the Trust for the six months ended June 30, 2006. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

Notes to Financial Statements

As of June 30, 2006 (unaudited)

Certain officers and non-independent trustees of the Fund are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings, are finalized. Therefore, as of June 30, 2006, tax-basis balances have not been determined.

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholders, by class, for the six months ended June 30, 2006, from net investment income were $200,080 and $441,312 for Class A and Institutional Class, respectively. There were no distributions from net realized gains for the period.

Distributions to shareholders, by class, for the period ended December 31, 2005, were $94,915 and $129,484 from net investment income, $40,464 and $60,230 from net realized gains and $12,575 and $15,509 from return of capital for Class A and Institutional Class, respectively.

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — During the six months ended June 30, 2006, there were $25,047,472 in purchases and $8,501,166 sales in other than short-term securities. All purchases were in non U.S. Government obligations.

(B) Investments in High-Yielding Securities — The Fund may invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(C) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the six months ended June 30, 2006, in the Thrivent Money Market Fund and Thrivent Securities Lending Trust, are as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held	Value	Six Months Ending
Portfolio	Additions	Reductions	June 30, 2006	June 30, 2006	June 30, 2006

Thrivent Money Market Fund	$15,280,584	$13,866,871	1,420,654	$1,420,654	$21,203
Thrivent Securities Lending Trust	20,846,045	14,680,366	8,002,082	8,002,082	N/A

Notes to Financial Statements As of June 30, 2006 (unaudited)

(8) RELATED PARTY TRANSACTIONS

As of June 30, 2006, a related party held 1,135,992, or 28.98%, of the Fund’s outstanding shares.

(9) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of the Fund. During the six months ended June 30, 2006, and the period ended December 31, 2005, transactions in Fund shares were as follows:

	Class A		Institutional Class
Six Months Ended June 30, 2006	Shares	Amount	Shares	Amount
—————————————————————————	————————	————————	————————	————————
Sold	410,365	$4,649,846	1,729,566	$19,250,922

Dividends and distributions reinvested	16,821	197,359	37,602	441,312

Redeemed	(50,367)	(572,375)	(612,688)	(6,623,383)
	————————	————————	————————	————————
Net change	376,819	$4,274,830	1,154,480	$13,068,851
	==============	==============	==============	==============

	Class A		Institutional Class
Period Ended December 31, 2005(a)	Shares	Amount	Shares	Amount
—————————————————————————	————————	————————	————————	————————
Sold	1,061,731	$10,774,484	1,439,461	$14,698,842

Dividends and distributions reinvested	14,279	147,802	19,717	204,666

Redeemed	(120,073)	(1,242,007)	(25,801)	(276,065)
	————————	————————	————————	————————
Net change	955,937	$9,680,279	1,433,377	$14,627,443
	==============	==============	==============	==============

(a) For the period from June 30, 2005 (inception) to December 31, 2005.

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Thrivent Mutual Funds Financial Highlights

F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D(a)
———————————————————————————————————————————

						Less Distributions
		Income from Investment Operations				from
		—————————————————————————————————————————————————–––––––––––––––––––––––––––
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized	Net
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Return of
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Capital
————————————————————————————————————————————————————————————————————————————————————————————————————————
REAL ESTATE SECURITIES FUND
Class A Share
Six Months Ended 6/30/2006 (unaudited)	$10.42	$0.14	$1.26	$1.40	$(0.16)	$—	$—
Year Ended 12/31/2005 (e)	10.00	0.11	0.48	0.59	(0.11)	(0.04)	(0.02)
Class I Shares
Six Months Ended 6/30/2006 (unaudited)	10.42	0.16	1.28	1.44	(0.19)	—	—
Year Ended 12/31/2005 (e)	10.00	0.12	0.49	0.61	(0.13)	(0.04)	(0.02)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights — continued

——————————————————————————————————————————————————————————————————————————————————————————————————————————
R A T I O S / S U P P L E M E N T A L  D A T A
——————————————————————————————————————————————————————————————————————————————————————————————————————————

						Ratios to Average
						Net Assets Before Expenses
				Ratios to Average Net		Waived, Credited or Paid
				Assets(d)		Directly(d)
	Net Asset			——————————————————–		———————————————————–
	Value,		Net Assets		Net		Net	Portfolio
Total	End of	Total	End of Period		Investment		Investment	Turnover
Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income (Loss)	Rate
—————————————————————————————————————————————————————————————————————————————————————————————————————————

$(0.16)	$11.66	13.45%	$15.5	0.73%	2.66%	1.85%	1.54%	25%
(0.17)	10.42	5.90%	10.0	1.06%	2.30%	2.30%	1.07%	16%

(0.19)	11.67	13.84%	30.2	0.15%	3.25%	1.26%	2.14%	25%
(0.19)	10.42	6.11%	14.9	0.31%	3.34%	1.61%	2.04%	16%

(d) Computed on an annualized basis for periods less than one year.

(e) Since inception, June 30, 2005.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665

We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.

This report is submitted for the information of shareholders of Thrivent Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for Thrivent Mutual Funds. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read the prospectus carefully.

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

24042SAR N8-06

Item 2. Code of Ethics

Not applicable to semiannual report

Item 3. Audit Committee Financial Expert

Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There has been no change in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 24, 2006	THRIVENT REAL ESTATE
SECURITIES FUND

By: /S/ Pamela J. Moret
-------------------------------

Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 24, 2006	By: /S/ Pamela J. Moret
-------------------------------

Pamela J. Moret
President

Date: August 24, 2006	By: /S/ Gerard V. Vaillancourt
-------------------------------

Gerard V. Vaillancourt
Treasurer